SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      April 25, 1997


                    FINANCIAL ASSET SECURITIES CORP.,
               (as depositor under the Pooling and Servicing
              Agreement, dated as of March 1, 1997, providing
           for the issuance of Financial Asset Securities Corp.,
               Empire Funding Home Loan REMIC Trust 1997-A,
                Asset Backed Certificates Series 1997-A.
          (Exact name of registrant as specified in its charter)



              Delaware              333-21071-04           41-1872543
(State or Other Jurisdiction              (Commission        (I.R.S.
Employer
of Incorporation)                   File Number)       Identification No.)


600 Steamboat Road
Greenwich, Connecticut                                  06830
(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code:     (203) 625-2700

Item 5.       Other Events

              On behalf of Empire Funding Home Loan
              REMIC Trust 1997-A, Asset-Backed Certificates, Series 1997-A, a Trust created pursuant to the Pooling and Servicing Agreement, dated March
              1, 1997, by First Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly
              Report dated April 25, 1997.  The Monthly
              Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Certificates, Due June 25, 2018.

              A.    Monthly Report Information:
                    Aggregate distribution information for the current distribution date April 25, 1997.

                    Principal     Interest      Ending Balance

       Cede & Co $672,370.40      $311,006.56   $49,350,425.14


              B. No delinquency in payment under the Certificate Guaranty Insurance Policy has occurred.

              C.    Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

              D.    Were any amounts paid or are any amounts payable
                    under the Certificate Guaranty Insurance Policy?   NO
                           Amount:

              E.    Are there any developments with respect to the
                    Certificate Insurance Guaranty Policy?   NONE.

              F.    Item 1: Legal Proceedings:         NONE

              G.    Item 2: Changes in Securities:     NONE

              H     Item 4: Submission of Matters to a Vote of
                    Certificatholders:  NONE

              I. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

        Exhibit No.

              1.    Monthly Distribution Report dated April 25, 1997.









                   EMPIRE FUNDING HOME LOAN REMIC TRUST 1997-A
                                PASS-THROUGH CERTIFICATES
                                   SERIES 1997-A


                      DISTRIBUTION STATEMENT
Distribution Date:          04/25/97



      Beginning                                                   Ending
      Certificate     Principal      Interest      Total          Certificate
Class Balance         Distribution   Distribution  Distribution   Balance

A-1      8,400,000.00     672,370.40     50,400.00     722,770.40  7,727,629.60
A-2     18,300,000.00           0.00    107,360.00     107,360.00 18,300,000.00
A-3     11,442,000.00           0.00     74,086.95      74,086.95 11,442,000.00
M-1      6,003,000.00           0.00     39,419.70      39,419.70  6,003,000.00
M-2      5,377,000.00           0.00     36,205.13      36,205.13  5,377,000.00
B          500,795.54           0.00      3,534.78       3,534.78    500,795.54
R                0.00             NA          0.00           0.00          0.00
Total   50,022,795.54     672,370.40    311,006.56     983,376.96 49,350,425.14
      Payment of Loss Interest       Allocable
      Reimbursement   Carry Forward  Loss
Class Deficiency      Amount         Amount

A-1                NA           0.00            NA
A-2                NA           0.00            NA
A-3                NA           0.00            NA
M-1              0.00           0.00          0.00
M-2              0.00           0.00          0.00
B                0.00           0.00          0.00
R                  NA             NA            NA
Total            0.00           0.00          0.00

            AMOUNTS PER $1,000 UNIT                Ending         Current
      Principal       Interest       Total         Certificate    Pass-Through
Class Distribution    Distribution   Distribution  Balance        Interest Rate

A-1       80.04409524     6.00000000   86.04409524   919.95590476
7.20000%
A-2        0.00000000     5.86666667    5.86666667 1,000.00000000
7.04000%
A-3        0.00000000     6.47500000    6.47500000 1,000.00000000
7.77000%
M-1        0.00000000     6.56666667    6.56666667 1,000.00000000
7.88000%
M-2        0.00000000     6.73333271    6.73333271 1,000.00000000
8.08000%
B          0.00000000     7.05832963    7.05832963 1,000.00000000
8.47000%

      Payment of Loss Interest       Allocable
      Reimbursement   Carry Forward  Loss
Class Amount          Amount         Amount

A-1                NA     0.00000000            NA
A-2                NA     0.00000000            NA
A-3                NA     0.00000000            NA
M-1        0.00000000     0.00000000    0.00000000
M-2        0.00000000     0.00000000    0.00000000
B          0.00000000     0.00000000    0.00000000












                   EMPIRE FUNDING HOME LOAN REMIC TRUST 1997-A
                                PASS-THROUGH CERTIFICATES
                                                  SERIES 1997-A


                      Distribution Date:                 04/25/97

                                     Distribution Statement
                      Pooling and Servicing Agreement Dated March 1, 1997

i)   Available Collection Amount                                   1,033,285.49
      Available Distribution Amount                                  983,376.96


ii)  Beginning and Ending Class Principal Balances                See page 1
      Beginning Pool Principal Balance                            50,023,311.83
      Ending Pool Principal Balance                               49,416,689.33


iii)  Class Factors                                Beginning      Ending
                                     Class A-1         1.00000000    0.91995590
                                     Class A-2         1.00000000    1.00000000
                                     Class A-3         1.00000000    1.00000000
                                     Class M-1         1.00000000    1.00000000
                                     Class M-2         1.00000000    1.00000000
                                     Class B           1.00000000    1.00000000

iv)  Interest from Mortgagors / Master Servicer                      426,662.99
      Interest from Purchased Loans                                        0.00
      Interest from Liquidated Mortgage Loans                              0.00
      Interest from FHA Insurance Payments                                 0.00
                                                                     426,662.99

      Principal Collections (Regular Installments)                   108,203.90
      Principal Collections (Curtailments and Paid in Fulls)         498,418.60
      Principal from Purchased Loans                                       0.00
      Principal from Liquidated Mortgage Loans                             0.00
      Principal from FHA Insurance Payments                                0.00
                                                                     606,622.50

Total Payments                                                     1,033,285.49
plus:  Investment Income on the Collection Account                         0.00
Trust Fees and Expenses                                               49,908.53
plus:  Investment Income on the Certificate Distribution Account           0.00
Available Distribution Amount                                        983,376.96

v)  Optimal Principal Balances:                                            0.00
          Senior                                                           0.00
          Class M-1                                                        0.00
          Class M-2                                                        0.00
          Class B                                                          0.00



vi)  Overcollateralization Deficiency Amount                       3,935,600.76






       Amounts distributed to the holders of the Class R                   0.00

vii)  Servicing Compensation                                          36,991.82
        Trustee Fee                                                    1,667.44
        FHA Premium Account Deposit                                   11,249.27

viii)  Overcollateralization Amount                                   66,264.19
         Overcollateralization Target Amount                       4,001,864.95
         Net Loan Losses                                                   0.00
         Cumulative Net Loan Losses                                        0.00
         Allocable Loss Amount                                             0.00
         Excess Spread                                                65,747.90

                                                   Beginning      Ending
ix)  Weighted Average Maturity of the Home Loans           184.65
184.20
Weighted average Interest Rate of the Home Loans          0.13325
0.13328

x)  Performance information in Servicer's Monthly Remittance Report
                      60 Day Delinquency Amount                      106,463.29
                      Six-Month Rolling Delinquency Average          106,463.29
                      Net Delinquency Calculation Amount             266,158.23

xi)  FHA Payments made by Obligors on Invoiced Loans
4,453.53

xii)FHA Insurance Amount as of beginning of the related Due Period
2,749,082.52
Current FHA Insurance Proceeds                                             0.00
Current FHA Insurance Proceeds allocated to Fees                           0.00
Original FHA Insurance Amount                                      2,749,082.52
Cumulative FHA Insurance Proceeds                                          0.00
Cumulative FHA Insurance Proceeds allocated to Fees                        0.00
FHA Insurance Amount as of the end of the Related Due Period
2,749,082.52

                                                   100% of Bal    90% of Bal
Agg prin bal. of FHA Claims rejected by the FHA              0.00          0.00
Principal Balance of FHA claims Pending                      0.00          0.00
Principal Balance of FHA claims Submitted                    0.00          0.00
Aggregate number of FHA Claims submitted this period
0
Aggregate number of FHA Claims submitted since Cut-off
0
Aggregate number of FHA Claims paid this period                               0
Aggregate number of FHA Claims pending this period
0
Prin Bal of FHA Loans for which no further amounts expected
0.00














xiii)                          Current                    Cumulative
                                     Aggregate                    Aggregate
Combination Loans     Number         Prin Bal      Number         Prin Bal
A) Defaulted Loans              0.00          0.00           0.00          0.00
B) Liquidated Loans             0.00          0.00           0.00          0.00






C) Deleted b\c Defect           0.00          0.00           0.00          0.00
D) Deleted b\c Default          0.00          0.00           0.00          0.00


                               Current                    Cumulative
                                     Aggregate                    Aggregate
Debt Consolidation    Number         Prin Bal      Number         Prin Bal
A) Defaulted Loans              0.00          0.00           0.00          0.00
B) Liquidated Loans             0.00          0.00           0.00          0.00
C) Deleted b\c Defect           0.00          0.00           0.00          0.00
D) Deleted b\c Default          0.00          0.00           0.00          0.00




xiv)  Delinquency And Foreclosure Information:
                      # of Accounts  Prin Bal      % of Total     Book Value
30-59 Days Delinquent             43    625,065.46        0.01265
60-89 Days Delinquent              8    106,463.29        0.00215
90-179 Days Delinquent             0          0.00        0.00000
180 or more Days Del               0          0.00        0.00000
Loans in foreclosure               0          0.00        0.00000
Foreclosed Properties              0          0.00        0.00000          0.00


Loans in bankruptcy   # of Accounts  Principal Bala% of Total
30-59 Days Delinquent              2     42,727.55        0.00086
60-89 Days Delinquent              0          0.00        0.00000
90-179 Days Delinquent             0          0.00        0.00000
180 or more Days Del               0          0.00        0.00000
Aggregate                          2     42,727.55        0.00086








                                SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    FINANCIAL ASSET SECURITIES CORPORATION




                           By: /s/ James Kaufman
                           Name:  Jim Kaufman
                           Title: Assistant Vice President,
                           First National Association


Dated:        April 30, 1997